This is filed pursuant to Rule 497(e).

AllianceBernstein Premier Growth Fund, Inc.
File Nos. 33-49530 and 811-06730.

AllianceBernstein Growth Fund
File Nos. 33-12988 and 811-05088.

AllianceBernstein Mid-Cap Growth Fund, Inc.
File Nos. 2-10768 and 811-00204.

AllianceBernstein Global Small Cap Growth Fund, Inc.
File Nos. 2-29901 and 811-01716.

AllianceBernstein Technology Fund, Inc.
File Nos. 2-70427 and 811-03131.

AllianceBernstein Health Care Fund, Inc.
File Nos. 333-77953 and 811-09329.

AllianceBernstein International Premier Growth Fund, Inc.
File Nos. 333-41375 and 811-08527.

AllianceBernstein Worldwide Privatization Fund, Inc.
File Nos. 33-76598 and 811-08426.

AllianceBernstein New Europe Fund, Inc.
File Nos. 33-37848 and 811-06028.

[LOGO]                                           ALLIANCEBERNSTEIN GROWTH FUNDS
                                        --AllianceBernstein Premier Growth Fund
                                                --AllianceBernstein Growth Fund
                                        --AllianceBernstein Mid-Cap Growth Fund
                                      --AllianceBernstein Small Cap Growth Fund
                                            --AllianceBernstein Technology Fund
                                           --AllianceBernstein Health Care Fund
                          --AllianceBernstein International Premier Growth Fund
                               --AllianceBernstein Worldwide Privatization Fund
                                            --AllianceBernstein New Europe Fund

Supplement dated February 9, 2004 to the Prospectus dated November 3, 2003 of the AllianceBernstein Growth Funds (the "Prospectus"). This Supplement supersedes the Supplement dated November 25, 2003, and should be read in conjunction with the Prospectus.

The following information replaces in its entirety the first and second paragraphs of "Principal Investment Strategies and Risks" for the AllianceBernstein Small Cap Growth Fund under the heading "Risk/Return Summary".

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Fund invests in about 100-125 companies.

The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

The following table replaces in its entirety the "Annual Fund Operating Expenses and Examples" table under the heading "Fees and Expenses of the Funds".

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein
Premier Growth Fund

                                                           Operating Expenses
                                                           ------------------

                                                                                        Advisor
                                       Class A     Class B      Class C     Class R      Class
                                       -------     -------      -------     -------     -------
Management fees                            .99%       .99%         .99%     .99%          .99%

Distribution and/or Service
   (12b-1) fees                            .30%      1.00%        1.00%     .50%         None
Other expenses                             .60%       .66%         .63%     .60%(a)       .61%
                                           ----       ----         ----     -------       ----
Total fund
   operating expenses*                    1.89%      2.65%        2.62%    2.09%(a)      1.60%
                                          =====      =====        =====    ========      =====


                                                                      Examples
                                                                      --------
                                                                                                                  Advisor
                                       Class A    Class B+     Class B++    Class C+    Class C++     Class R     Class
                                       -------    --------     ---------    --------    ---------     -------     -----
After 1 year                             $ 609       $ 668        $ 268       $ 365      $ 265        $ 212        $ 163
After 3 years                            $ 994      $1,023        $ 823       $ 814      $ 814        $ 655        $ 505
After 5 years                           $1,403      $1,405       $1,405      $1,390     $1,390       $1,124        $ 871
After 10 years                          $2,543      $2,799(b)    $2,799(b)   $2,954     $2,954       $2,421       $1,900

AllianceBernstein
Growth Fund

                                                           Operating Expenses
                                                           ------------------

                                                                            Advisor
                                       Class A    Class B       Class C     Class
                                       -------     -------      -------    -------
Management fees                            .75%       .75%         .75%     .75%
Distribution and/or Service
   (12b-1) fees                            .30%      1.00%        1.00%     None
Other expenses                             .61%       .66%         .63%     .61%
                                           ----       ----         ----     -----
Total fund
   operating expenses                     1.66%      2.41%        2.38%    1.36%
                                         ======     ======       ======   ======


                                                                     Examples
                                                                     --------

                                                                                                     Advisor
                                       Class A    Class B+     Class B++    Class C+    Class C++    Class
                                       -------    --------     ---------    --------    ---------    -----
After 1 year                             $ 587       $ 644        $ 244        $ 341       $ 241      $ 138
After 3 years                            $ 926       $ 951        $ 751        $ 742       $ 742      $ 431
After 5 years                           $1,289      $1,285       $1,285       $1,270      $1,270      $ 745
After 10 years                          $2,307      $2,561(b)    $2,561(b)    $2,716      $2,716     $1,635


Please refer to the
   footnotes on page 5.

AllianceBernstein
Mid-Cap Growth Fund


                                                           Operating Expenses
                                                           ------------------

                                                                           Advisor
                                        Class A    Class B       Class C   Class
                                        -------    -------      -------    -----
Management fees                            .75%       .75%         .75%     .75%
Distribution and/or Service
   (12b-1) fees                            .22%      1.00%        1.00%     None
Other expenses                             .48%       .57%         .52%     .48%
                                          -----       -----       -----    -----
Total fund
   operating expenses                     1.45%      2.32%        2.27%    1.23%
                                         ======     ======       ======   ======


                                                                             Examples

                                                                                                     Advisor
                                       Class A    Class B+     Class B++     Class C+    Class C++    Class
                                       -------    --------     ---------     --------    ---------    -----
After 1 year                           $   566     $   635      $   235      $   330     $   230      $ 125
After 3 years                          $   864     $   924      $   724      $   709     $   709      $ 390
After 5 years                           $1,183      $1,240       $1,240       $1,215      $1,215       $676
After 10 years                          $2,087      $2,438(b)    $2,438(b)    $2,605      $2,605     $1,489


AllianceBernstein
Small Cap Growth Fund


                                                       Operating Expenses
                                                       ------------------

                                        Class A    Class B     Class C   Advisor Class
                                        -------    -------     -------   -------------
Management fees                           1.00%      1.00%        1.00%    1.00%
Distribution and/or Service
   (12b-1) fees                            .27%      1.00%        1.00%     None
Other expenses                            1.05%      1.14%        1.10%    1.05%
                                        ------      ------       ------   ------
Total fund
   operating expenses*                    2.32%      3.14%        3.10%    2.05%
                                         ======     ======       ======   ======


                                                                             Examples
                                                                             --------

                                                                                                     Advisor
                                       Class A     Class B+    Class B++    Class C+    Class C++    Class
                                       -------     --------    ---------    --------    ---------    -----
After 1 year                           $   650     $   717      $   317     $   413      $   313    $   208
After 3 years                           $1,119      $1,169      $   969     $   957      $   957    $   643
After 5 years                           $1,613      $1,645       $1,645      $1,625       $1,625     $1,103
After 10 years                          $2,968      $3,259(b)    $3,259(b)   $3,411       $3,411     $2,379

Please refer to the
   footnotes on page 5.

AllianceBernstein
Technology Fund

                                                           Operating Expenses
                                                           ------------------

                                        Class A    Class B     Class C     Class R     Advisor Class
                                        -------    -------     -------     -------     -------------
Management fees                           1.03%       1.03%       1.03%    1.03%           1.03%
Distribution and/or Service
   (12b-1) fees                            .30%       1.00%       1.00%     .50%            None
Other expenses                             .91%        .99%        .98%     .91%(a)         .91%
                                       ------       ------       ------   --------       --------
Total fund
   operating expenses*                    2.24%       3.02%       3.01%    2.44%(a)        1.94%
                                         ======      ======      ======    ======       ========


                                                                              Examples

                                                                                                                 Advisor
                                        Class A    Class B+     Class B++    Class C+    Class C++   Class R      Class
                                        -------    --------     ---------    --------    ---------   -------      -----
After 1 year                           $   642     $   705      $   305      $  404      $   304    $   247      $   197
After 3 years                           $1,095      $1,133      $   933      $  930      $   930    $   761      $   609
After 5 years                           $1,574      $1,587       $1,587      $1,582       $1,582     $1,301       $1,047
After 10 years                          $2,890      $3,155(b)    $3,155(b)   $3,327       $3,327     $2,776       $2,264


AllianceBernstein
Health Care Fund

                                                         Operating Expenses
                                                         ------------------

                                                                           Advisor
                                         Class A    Class B     Class C    Class
                                         -------    -------     -------    -----
Management fees                            .95%        .95%        .95%     .95%

Distribution and/or Service                .30%       1.00%       1.00%     None
   (12b-1) fees
Other expenses                             .81%        .87%        .85%     .82%
                                       -------      -------     -------   -------
Total fund
   operating expenses*                    2.06%       2.82%       2.80%    1.77%
                                        =======     =======      =======  =======



                                                                          Examples

                                                                                                      Advisor
                                         Class A   Class B+     Class B++  Class C+     Class C++       Class
                                         -------   --------     ---------  --------     ---------       -----
After 1 year                           $   625     $   685      $   285     $   383      $   283    $   180
After 3 years                           $1,043      $1,074      $   874     $   868      $   868    $   557
After 5 years                           $1,486      $1,489       $1,489      $1,479       $1,479    $   959
After 10 years                          $2,713      $2,966(b)    $2,966(b)   $3,128       $3,128     $2,084

Please refer to the
   footnotes on page 5.


AllianceBernstein
International Premier
Growth Fund

                                                    Operating Expenses
                                                    ------------------

                                                                           Advisor
                                        Class A      Class B    Class C    Class
                                        -------      -------    -------    -----
Management fees                           1.00%       1.00%       1.00%    1.00%
Distribution and/or Service
   (12b-1) fees                            .30%       1.00%       1.00%     None
Other expenses                            1.69%       1.79%       1.73%    1.70%
                                        ------      -------      ------  -------
Total fund
   operating expenses*                    2.99%       3.79%       3.73%    2.70%
                                        =======     =======     =======  =======
Waiver and/or expense
   reimbursement (c)                      (.49%)      (.59%)      (.53%)   (.50%)
                                        =======     =======      =======  =======
Net expenses                              2.50%       3.20%       3.20%    2.20%
                                        =======     =======      =======  =======



                                                                          Examples

                                                                                                     Advisor
                                       Class A     Class B+     Class B++   Class C+     Class C++    Class
                                       -------     --------     ---------   --------     ---------    -----
After 1 year                           $   667     $   723      $   323     $   423      $   323    $   223
After 3 years (d)                       $1,266      $1,304       $1,104      $1,092       $1,092    $   791
After 5 years (d)                       $1,889      $1,904       $1,904      $1,881       $1,881     $1,385
After 10 years (d)                      $3,560      $3,816(b)    $3,816(b)   $3,942       $3,942     $2,995


AllianceBernstein
Worldwide
Privatization Fund



                                                           Operating Expenses
                                                           ------------------

                                                                          Advisor
                                       Class A     Class B       Class C   Class
                                       -------     -------       -------   -----
Management fees                           1.00%      1.00%        1.00%    1.00%
Distribution and/or Service                .30%      1.00%        1.00%     None
   (12b-1) fees
Other expenses                            .99%       1.08%        1.06%     .98%
                                        -------    -------      -------   -------
Total fund
   operating expenses*                    2.29%      3.08%        3.06%    1.98%
                                        =======    =======      =======   =======


                                                                          Examples

                                                                                                     Advisor
                                       Class A      Class B+     Class B++  Class C+    Class C++    Class
                                       -------      --------     ---------  --------    ---------    -----
After 1 year                           $   647     $   711      $   311     $   409      $   309      $   201
After 3 years                           $1,110      $1,151      $   951     $   945      $   945      $   621
After 5 years                           $1,598      $1,616       $1,616      $1,606       $1,606       $1,068
After 10 years                          $2,939      $3,209(b)    $3,209(b)   $3,374       $3,374       $2,306


Please refer to the
   footnotes on page 5.


AllianceBernstein
New Europe Fund


                                                          Operating Expenses
                                                          ------------------

                                                                         Advisor
                                      Class A      Class B      Class C  Class
                                      -------      -------      -------   -----
Management fees                           1.05%      1.05%        1.05%    1.05%
Distribution and/or Service                .30%      1.00%        1.00%     None
   (12b-1) fees
Other expenses                            1.19%      1.30%        1.22%    1.20%
                                        -------    -------      -------  -------
Total fund
   operating expenses*                    2.54%      3.35%        3.27%    2.25%
                                        =======    =======      =======   =======


                                                                          Examples

                                                                                                     Advisor
                                        Class A    Class B+     Class B++    Class C+    Class C++   Class
                                        -------    --------     ---------    --------    ---------    -----
After 1 year                           $   671     $   738      $   338     $   430      $   330     $  228
After 3 years                           $1,182      $1,230       $1,030      $1,007       $1,007     $  703
After 5 years                           $1,718      $1,745       $1,745      $1,707       $1,707     $1,205
After 10 years                          $3,178      $3,457(b)    $3,457(b)   $3,567       $3,567     $2,585


* Total fund operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004, and the resulting fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to 0.75% for each of the funds except AllianceBernstein Premier Growth Fund and AllianceBernstein Technology Fund, for which the waiver reduces advisory fees to 0.68% and 0.72%, respectively. After giving effect to the advisory fee waiver, total fund operating expenses would be:



                                                                                                           Advisor
Fund Name                                         Class A       Class B       Class C        Class R        Class
---------                                         -------       -------       -------        -------        -----
AllianceBernstein Premier Growth Fund             1.58%         2.34%         2.31%          1.78%         1.29%
AllianceBernstein Small Cap Growth Fund           2.07%         2.89%         2.85%            N/A         1.80%
AllianceBernstein Technology Fund                 1.93%         2.71%         2.70%          2.13%         1.63%
AllianceBernstein Health Care Fund                1.86%         2.62%         2.60%            N/A         1.57%
AllianceBernstein Worldwide Privatization Fund    2.04%         2.83%         2.81%            N/A         1.73%
AllianceBernstein New Europe Fund                 2.24%         3.05%         2.97%            N/A         1.95%


+    Assumes redemption at end of period.

++   Assumes no redemption at end of period.

(a)  Based on estimated expenses.

(b)  Assumes Class B shares convert to Class A shares after eight years.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(d) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Fund expenses is not extended beyond its initial period.

The following paragraph replaces in its entirety the first paragraph under "Purchase and Sale of Shares; How the Funds Value Their Shares."

The Funds' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors believe accurately reflect fair market value. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV for the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The following information is added to the section "Purchase and Sale of Shares; How to Buy Shares; General."

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS, may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o    Account Blocking  Procedures.  When a particular  transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

The following information replaces in its entirety the section under the heading "Distribution Arrangements; Class A Shares--Initial Sales Charge Alternative."

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge, as follows:

                              Initial Sales Charge
                              --------------------

                                    As % of Net Amount              As % of
     Amount Purchased                 Invested               Offering Price
     ----------------                 --------               --------------
     Up to $100,000                      4.44%                     4.25%
     $100,000 up to $250,000             3.36                      3.25
     $250,000 up to $500,000             2.30                      2.25
     $500,000 up to $1,000,000           1.78                      1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

The following information replaces in its entirety the fourth sub-heading, "Other", under the heading "Distribution Arrangements; General".

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Funds, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Funds and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Funds for costs incurred in conducting training and educational meetings about the Funds for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Funds for costs incurred in hosting client seminars where the Funds are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Funds. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Funds on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to the Funds.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Funds for providing related sub-transfer agency and other services. Such expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses."

Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

The following information is added beneath the heading "Description of the Funds".

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.

The following information replaces in its entirety the second and third paragraphs for the AllianceBernstein Small Cap Growth Fund under the heading "Description of the Funds; Investment Objectives and Principal Policies".

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2003, there were approximately 4,700 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $3.9 billion. Normally, the Fund invests in about 100-125 companies.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

The  following  information  supplements  the  information  set forth  under the
heading  "Management  of  the  Funds--Portfolio   Managers",   with  respect  to
AllianceBernstein Mid-Cap Growth Fund.

Catherine Wood has assumed sole responsibility for the day-to-day management of the Fund. John L. Blundin no longer shares responsibility for the management of the Fund with Ms. Wood.

The following information replaces the fourth through seventh paragraphs in their entirety under the heading "Management of the Funds; Legal Proceedings".

Legal Proceedings

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii)Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the AllianceBernstein Growth Funds except with respect to AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund. Please see the "Annual Fund Operating Expenses" table and its related footnotes in "Fees and Expenses of the Funds" in this Supplement for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG; however, it is not expected that each of AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund will have its advisory fee reduced pursuant to a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

You should retain this Supplement with your prospectus for future reference.

SM This is a service mark used under license from the owner.



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